UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 31, 2026
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2026-C36

(Central Index Key Number 0002145539)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-283510-05	56-1950039
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

One Bryant Park
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On August 26, 2026, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of August 1, 2026 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of Morgan Stanley Bank of America Merrill Lynch Trust 2026-C36, Commercial Mortgage Pass Through Certificates, Series 2026-C36 (the “Certificates”). An executed version of the Pooling and Servicing Agreement was included as Exhibit 4.1 to the current report on Form 8-K/A filed by the Issuing Entity on August 26, 2026 (SEC Accession No. 0001539497-26-002365).

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Bank of America Merrill Lynch Trust 2026-C36 (the “Issuing Entity”), a common law trust fund formed on August 26, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are thirty-one (31) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-seven (57) multifamily, commercial, manufactured housing community and/or residential cooperative properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Arizona Mills”, which is an asset of the Trust, is part of a whole loan (the “Arizona Mills Whole Loan”) that includes the Arizona Mills Mortgage Loan and seven other loans that are pari passu to the Arizona Mills Mortgage Loan (the “Arizona Mills Pari Passu Companion Loans”). The Arizona Mills Pari Passu Companion Loans are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Arizona Mills Whole Loan, including the Arizona Mills Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related pari passu note A-1, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1 occurred on August 31, 2026, and accordingly as of such date, the Arizona Mills Whole Loan, including the Arizona Mills Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, a copy of which is attached hereto as Exhibit 4.1 and which is dated as of August 1, 2026, between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, National Cooperative Bank, N.A., as a master servicer and as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee (the “BMO 2026-C15 PSA”), and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.5 to the current report on Form 8-K filed by the Issuing Entity on August 14, 2026 (SEC Accession No. 0001539497-26-002258).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Orchard at Saddleback”, which is an asset of the Trust, is part of a whole loan (the “Orchard at Saddleback Whole Loan”) that includes the Orchard at Saddleback Mortgage Loan and one other loan that is pari passu to the Orchard at Saddleback Mortgage Loan (the “Orchard at Saddleback Pari Passu Companion Loan”). The Orchard at Saddleback Pari Passu Companion Loan is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Orchard at Saddleback Whole Loan, including the Orchard at Saddleback Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related pari passu note A-1, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1 occurred on August 31, 2026, and accordingly as of such date, the Orchard at Saddleback Whole Loan, including the Orchard at Saddleback Mortgage Loan, is being serviced and administered pursuant to (i) the BMO 2026-C15 PSA and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.6 to the current report on Form 8-K filed by the Issuing Entity on August 14, 2026 (SEC Accession No. 0001539497-26-002258).

The terms and conditions of the BMO 2026-C15 PSA applicable to the servicing of the Arizona Mills Mortgage Loan and the Orchard at Saddleback Mortgage Loan (including without limitation regarding the special servicing of the mortgage loans held by the Issuing Entity and the special servicer’s duties regarding such mortgage loans, including limitations on the special servicer’s liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer) are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described in the Prospectus (SEC File Number 333-283510-05) filed with the Securities and Exchange Commission on August 14, 2026 pursuant to Rule 424(b)(2) (the “Prospectus”) in the section captioned “Pooling and Servicing Agreement”. However, the servicing arrangements will differ in certain respects, as described below and in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

•	The related Non-Serviced Master Servicer will earn a primary servicing fee with respect to such Mortgage Loan that is to be calculated at 0.00125% per annum.
•	Upon the related Whole Loan becoming a specially serviced loan under the BMO 2026-C15 PSA, the related Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such Mortgage Loan accruing at a rate equal to 0.25% per annum, subject to a monthly minimum fee of $5,000, until such time as the related Whole Loan is no longer specially serviced.
•	The related Non-Serviced Special Servicer is entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest and excess interest) made by the related borrower after any workout of the related Whole Loan. Such fee is subject to a cap of $1,000,000 and a floor of $25,000 with respect to any particular workout of the related Whole Loan.

•	The related Non-Serviced Special Servicer is entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with the liquidation of the related Whole Loan or Mortgaged Property, subject to a cap of $1,000,000 and a floor of $25,000.

  Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2026, between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, National Cooperative Bank, N.A., as a master servicer and as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2026	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2026, between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, National Cooperative Bank, N.A., as a master servicer and as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.	(E)